Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 2 dated June 23, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

The Company has previously limited sales of its shares solely to “accredited investors”, as such term is defined in Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended. However, on July 13, 2020, the Company intends to remove the requirement that all investors qualify as “accredited investors” in order to submit subscriptions for the Company’s shares. As a result, non-accredited investors will be permitted to submit subscriptions for the Company’s shares as of such date. The Company may from time to time impose additional requirements on purchasers of shares in connection with this offering.